                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the
undersigned officer of MAXXAM Inc., a Delaware corporation (the "Company"), does hereby certify that:

         (a) the accompanying Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

         (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

Dated: May 10, 2004

                                            /S/           CHARLES E. HURWITZ
                                           --------------------------------------------
                                                       Charles E. Hurwitz
                                                     Chief Executive Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter
63 of Title 18, United States Code).